UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

VIGIL NEUROSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41200	85-1880494
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Vigil Neuroscience, Inc.

1 Broadway, 7th Floor, Suite 07-300

Cambridge, Massachusetts , 02142

(Address of principal executive offices, including zip code)

(857) 254-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VIGL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 12, 2022, Vigil Neuroscience, Inc. (the “Company”) and certain accredited investors (each an “Investor” and collectively, the “Investors”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company agreed to sell and issue to the Investors in a private placement (the “Private Placement”) (i) an aggregate of 7,293,084 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $7.30 per share, and (ii) in lieu of shares of Common Stock, 2,980,889 pre-funded warrants (the “Pre-Funded Warrants”) to purchase Common Stock (the “Warrant Shares” and together with the Shares and the Pre-Funded Warrants, the “Securities”), at a purchase price of $7.2999 per Pre-Funded Warrant. The Pre-Funded Warrants will have an exercise price of $0.0001 per share of Common Stock, be immediately exercisable and remain exercisable until exercised in full.

The Private Placement is anticipated to close on August 16, 2022, subject to customary closing conditions. The Company anticipates receiving gross proceeds from the Private Placement of approximately $75.0 million, before deducting fees to the placement agent and other offering expenses payable by the Company. The Company expects to use the proceeds from the Private Placement to fund the clinical development of its TREM2 agonist antibody and small molecule programs as well as working capital and other general corporate purposes. The proceeds from the Private Placement, combined with the current cash and cash equivalents, is expected to fund its operational plans into the first quarter of 2025.

The foregoing description of the Securities Purchase Agreement and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement and the form of the Pre-Funded Warrant, which are attached hereto as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Registration Rights

In connection with the Private Placement, the Company and the Investors entered into a Registration Rights Agreement dated August 12, 2022 (the “Registration Rights Agreement”), providing for the registration for resale of the Securities (including the shares of Common Stock underlying the Pre-Funded Warrants) that are not then registered on an effective registration statement, pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to October 11, 2022 (the “Filing Date”). The Company has agreed to use its best efforts to cause the Registration Statement to be declared effective as soon as possible, but in no event later than 100 days of the closing of the Private Placement (or 135 days in the event of a full review of the Registration Statement by the SEC) (the “Effectiveness Date”), and to keep the Registration Statement continuously effective for a period that extends from the first date on which the SEC issues an order of effectiveness in relation to the Registration Statement until such date that all registrable securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold thereunder or pursuant to Rule 144 or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

In the event (i) the Registration Statement is not filed on or prior to the Filing Date, or (ii) the Company fails to file with the SEC a request for acceleration of a registration statement in accordance with Rule 461 promulgated under the Act within five trading days of the date that the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review, within five trading days of such notification, or (iii) prior to the effective date of the Registration Statement, the Company fails to file any required pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within fifteen trading days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (iv) the Registration Statement is not declared effective by the Effectiveness Date for a reason reasonably attributed to the action or inaction of the Company, or (v) after the effective date of the Registration Statement, it ceases for any reason to remain continuously effective as to the Securities, or the holders are otherwise not permitted to utilize the prospectus therein to resell the Securities, for more than 15 consecutive calendar days or more than an aggregate of twenty calendar days during any 12-month period, then, until the applicable event is cured, the Company shall pay to each holder an amount in cash, as partial liquidated damages and not as penalty, equal to the product of 1.0% multiplied by the aggregate subscription amount paid by such holder pursuant to the Securities Purchase Agreement, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the Registration Statement. The Investors have also granted the Company customary indemnification rights in connection with the Registration Statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Shares of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the securities was made in reliance on the exemption afforded by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The Securities (including the shares of Common Stock underlying the Pre-Funded Warrants) have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Securities did not involve a public offering and was made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01	Other Events.

On August 12, 2022, the Company issued a press release announcing the Private Placement. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

10.1*	Securities Purchase Agreement, dated August 12, 2022, by and among Vigil Neuroscience, Inc. and the persons party thereto

10.2*	Registration Rights Agreement, dated August 12, 2022, by and among Vigil Neuroscience, Inc. and the persons party thereto

99.1	Press Release, dated August 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vigil Neuroscience, Inc.

Date: August 12, 2022	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch
President and Chief Executive Officer